UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2004 providing for the issuance of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates Series 2004-8F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-45              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates, Series 2004-8F pursuant to the terms of the Trust Agreement, dated as of July 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as Securities Administrator and Custodian, and Wachovia Bank, National Association, as Trustee.

    On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSR Mortgage Loan Trust 2004-8F
Mortgage Pass-Through Certificates, Series 2004-8F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Securities Administrator and Custodian under the Agreement referred to herein


Date: October 6, 2004        By: /s/ Annette Marsula
                          --------------------------------------------
                          Annette Marsula
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004


                      GSR Mortgage Loan Trust Series 2004-8F
                         Statement To Certificateholders
                                  September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1     165,993,000.00   165,642,921.20    262,896.29         759,196.72  1,022,093.01     0.00            0.00     165,380,024.91
IA2       3,932,000.00     3,923,707.42      6,227.42          17,983.66     24,211.08     0.00            0.00       3,917,480.00
IIA1    133,700,000.00   132,132,751.07  1,584,195.46         495,497.82  2,079,693.28     0.00            0.00     130,548,555.61
IIA3     59,159,000.00    59,089,471.20  2,247,578.05               0.00  2,247,578.05     0.00      295,447.36      57,137,340.51
IIIA1    61,611,000.00    59,951,315.81  3,692,004.13         100,668.25  3,792,672.38     0.00            0.00      56,259,311.68
IIIA3     1,129,000.00     1,098,586.87     67,654.68           1,844.71     69,499.39     0.00            0.00       1,030,932.19
B1        6,345,000.00     6,337,893.80      7,087.48          32,191.94     39,279.42     0.00            0.00       6,330,806.32
B2        1,969,000.00     1,966,794.78      2,199.41           9,989.90     12,189.31     0.00            0.00       1,964,595.37
B3        1,531,000.00     1,529,285.33      1,710.15           7,767.67      9,477.82     0.00            0.00       1,527,575.18
B4          875,000.00       874,020.03        977.39           4,439.39      5,416.78     0.00            0.00         873,042.64
B5          875,000.00       874,020.03        977.39           4,439.39      5,416.78     0.00            0.00         873,042.64
B6          438,507.00       438,015.89        489.82           2,224.81      2,714.63     0.00            0.00         437,526.07
R                 0.00             0.00          0.00               0.00          0.00     0.00            0.00               0.00
TOTALS  437,557,507.00   433,858,783.43  7,873,997.67       1,436,244.26  9,310,241.93     0.00      295,447.36     426,280,233.12

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IIA2       33,425,000.00   33,033,187.77     0.00         165,165.94      165,165.94         0.00         0.00       32,637,138.90
IIIA2      62,740,000.00   61,049,902.68     0.00         304,486.39      304,486.39         0.00         0.00       57,290,243.87
AX            151,397.74      149,618.61     0.00             997.46          997.46         0.00         0.00          131,484.56
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1    36242DCD3       997.89100263         1.58377938     4.57366708     6.15744646     996.30722326       IA1        5.500000 %
IA2    36242DCE1       997.89100203         1.58377925     4.57366734     6.15744659     996.30722279       IA2        5.500000 %
IIA1   36242DCF8       988.27786889        11.84888153     3.70604203    15.55492356     976.42898736       IIA1       4.500000 %
IIA3   36242DCH4       998.82471306        37.99215758     0.00000000    37.99215758     965.82667912       IIA3       6.000000 %
IIIA1  36242DCJ0       973.06188522        59.92443119     1.63393306    61.55836425     913.13745403       IIIA1      2.015000 %
IIIA3  36242DCL5       973.06188663         59.9244287     1.63393268    61.55836138     913.13745793       IIIA3      2.015000 %
B1     36242DCN1       998.88003152         1.11701812      5.0735918     6.19060993     997.76301340       B1         6.095136 %
B2     36242DCP6       998.88003047         1.11701879     5.07359066     6.19060945     997.76301168       B2         6.095136 %
B3     36242DCQ4       998.88003266         1.11701502     5.07359242     6.19060745     997.76301764       B3         6.095136 %
B4     36242DCR2       998.88003429         1.11701714     5.07358857     6.19060571     997.76301714       B4         6.095136 %
B5     36242DCS0       998.88003429         1.11701714     5.07358857     6.19060571     997.76301714       B5         6.095136 %
B6     36242DCT8       998.88004068         1.11701752     5.07360202     6.19061953     997.76302317       B6         6.095136 %
TOTALS                 991.54688581        17.99534357     3.28241257     21.27775614    974.22676174

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Current
                         Beginning                                                      Ending             Class       Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                       Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IIA2      36242DCG6    988.27786896         0.00000000     4.94138938     4.94138938   976.42898728        IIA2          6.000000
IIIA2     36242DCK7    973.06188524         0.00000000     4.85314616     4.85314616   913.13745410        IIIA2         5.985000
AX        36242DCM3    988.24863568         0.00000000     6.58834141     6.58834141   868.47108814        AX            8.000000
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanika Fernandez
                JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                               Tel: (212) 623-5135
                               Fax: (212) 623-6214
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                       174,092,646.21
                                        Pool 2 Mortgage Loans                                                       193,127,895.67
                                        Pool 3 Mortgage Loans                                                        59,059,691.15

Sec. 4.01(iii)  Available Distribution                                                                                9,780,891.72
                                        Aggregate Principal Distribution Amount                                       7,578,550.40
                                        Principal Prepayment Amount                                                   7,093,700.26

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                       6,680,535.75
                                        Principal Prepayments                                                           413,164.51
                                        Liquidation Proceeds                                                                  0.00
                                        Condemnation Proceeds                                                                 0.00
                                        Insurance Proceeds                                                                    0.00
Sec. 4.01(vi)   Interest Payment
                                        Class IA1
                                                              Accrued and Paid for Current Month                        759,196.72
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IA2
                                                              Accrued and Paid for Current Month                         17,983.66
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA1
                                                              Accrued and Paid for Current Month                        495,497.82
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA2
                                                              Accrued and Paid for Current Month                        165,165.94
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA3
                                                              Accrued and Paid for Current Month                              0.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIIA1
                                                              Accrued and Paid for Current Month                        100,668.25
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIIA2
                                                              Accrued and Paid for Current Month                        304,486.39
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIIA3
                                                              Accrued and Paid for Current Month                          1,844.71
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class AX
                                                              Accrued and Paid for Current Month                            997.46
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                         32,191.94
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                          9,989.90
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                          7,767.67
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                          4,439.39
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                          4,439.39
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                          2,224.81
                                                              Accrued and Paid from Prior Months                              0.00

Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                                81,448.96

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                       1,892,481.72
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                   944
                                        Balance of Outstanding Mortgage Loans                                       426,280,233.03

Sec. 4.01(xii)                           Number and Balance of Delinquent Loans
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         0-29 days                 941           425,560,982.80               99.83 %
                                         30-59 days                  2               462,304.99                0.11 %
                                         60-89 days                  1               256,945.23                0.06 %
                                         90-119 days                 0                     0.00                0.00 %
                                         120+days                    0                     0.00                0.00 %
                                          Total                    944           426,280,233.02              100.00 %

Sec. 4.01(xii)                           Number and Balance of Loans in Bankruptcy
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                             0                    0.00                  0.00 %

Sec. 4.01(xii)                           Number and Balance of Loans in Foreclosure
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                             0                    0.00                  0.00 %


Sec. 4.01(xiii)                          Number and Balance of REO Loans
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                             0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                       484,850.14
                                                              Payoffs                                                 6,680,535.75
                                                              Prepayments                                               413,164.51
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Realized Losses                                                 0.00

                                                              Realized Losses Group 1                                         0.00
                                                              Realized Losses Group 2                                         0.00
                                                              Realized Losses Group 3                                         0.00
                                                              Realized Gains                                                  0.00

                                                              Realized Gains Group 1                                          0.00
                                                              Realized Gains Group 2                                          0.00
                                                              Realized Gains Group 3                                          0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                            0.00
                                                              Class IA1                                                       0.00
                                                              Class IA2                                                       0.00
                                                              Class IIA1                                                      0.00
                                                              Class IIA2                                                      0.00
                                                              Class IIA3                                                      0.00
                                                              Class IIIA1                                                     0.00
                                                              Class IIIA2                                                     0.00
                                                              Class IIIA3                                                     0.00
                                                              Class B1                                                        0.00
                                                              Class B2                                                        0.00
                                                              Class B3                                                        0.00
                                                              Class B4                                                        0.00
                                                              Class B5                                                        0.00
                                                              Class B6                                                        0.00
                                                              Class A-X                                                       0.00

Sec. 4.01(xix) Group I
                                        Senior Percentage I                                                              97.2471 %
                                        Senior Prepayment Percentage I                                                  100.0000 %

                                        Subordinate Percentage I                                                          2.7529 %
                                        Subordinate Prepayment Percentage I                                               0.0000 %

Sec. 4.01(xix) Group II
                                        Senior Percentage II                                                             97.2298 %
                                        Senior Prepayment Percentage II                                                 100.0000 %

                                        Subordinate Percentage II                                                         2.7702 %
                                        Subordinate Prepayment Percentage II                                              0.0000 %

Sec. 4.01(xix) Group III
                                        Senior Percentage III                                                            97.1796 %
                                        Senior Prepayment Percentage III                                                100.0000 %

                                        Subordinate Percentage III                                                        2.8204 %
                                        Subordinate Prepayment Percentage III                                             0.0000 %

                                        Beginning Net Wac                                                                  6.09141
                                        Ending Net Wac                                                                     6.07536

                                        Weighted Averge Maturity                                                            340.00

